EATON VANCE GLOBAL SMALL-CAP FUND

(formerly Eaton Vance Small-Cap Value Fund)

Supplement to Prospectus dated May 1, 2015

1.

The name of Eaton Vance Small-Cap Value Fund was changed to Eaton Vance Global Small-Cap Fund.

2.

The following replaces “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies (the “80% Policy”). The portfolio managers generally consider small-cap companies to be those companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index. Under normal market conditions, the Fund will invest (i) at least 25% of its net assets in companies located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). A company will be considered to be located outside the United States if it is domiciled in or derives more than 50% of its revenues or profits from non-U.S. countries and may include securities trading in the form of depositary receipts. The Fund may invest up to 20% of its net assets in publicly traded real estate investment trusts.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates or as a substitute for the purchase or sale of securities. The Fund expects to use derivatives principally to attempt to hedge against fluctuations in currency exchange rates through use of forward foreign currency exchange contracts and/or futures contracts. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

In selecting securities, the portfolio managers seek companies that, in their opinion, are high in quality. Investment decisions for the Fund are made primarily on the basis of fundamental research conducted by the investment adviser’s research staff. Management of the Fund involves consideration of numerous factors (such as a company’s earning or cash flow capabilities, financial strength, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness and estimates of the company’s net value). The Fund seeks to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to pursue more attractive investment opportunities.

3.

The following replaces “Foreign and Emerging Market Investment Risk.” under “Principal Risks” in “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market stocks often involve higher risk than developed market stocks.  Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

4.

The following is added to “Principal Risks” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

5.

The following replaces the “Performance” under “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Prior to July 6, 2015, the Fund’s investment adviser employed a different investment strategy.  Effective July 6, 2015, the Fund changed its name, investment objective and investment strategy to invest globally and to invest at least 80% of its net assets in small-cap companies defined as companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 18.35% for the quarter ended June 30, 2009, and the lowest quarterly return was –22.76% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	–2.57%	10.20%	6.07%
Class A Return After Taxes on Distributions	–3.66%	9.27%	5.22%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–0.62%	8.14%	4.92%
Class B Return Before Taxes	–2.26%	10.41%	5.91%
Class C Return Before Taxes	1.65%	10.68%	5.91%
Class I Return Before Taxes	3.61%	11.78%	6.83%
MSCI World Small-Cap Index (reflects net dividends, which reflect the deduction of withholding taxes)	1.90%	12.70%	7.61%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	4.22%	14.25%	6.88%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  The Fund’s primary benchmark has been changed to the MSCI World Small-Cap Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund.  (Source for MSCI World Small-Cap Index:  MSCI.)  MSCI data may not be reproduced or used for any other purposes.  MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

6.

The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Small-Cap Value Fund”:

Aidan M. Farrell (lead portfolio manager), Global Small-Cap Portfolio Manager, Eaton Vance Management (International) Ltd., has managed the Fund since July 2015.

Patrick J. O’Brien, Vice President of BMR, has managed the Fund since November 2013.

7.

The following replaces the fourth paragraph under “Small-Cap Value Fund.” in “Management and Organization”:

The Fund is managed by Aidan M. Farrell (lead portfolio manager) and Patrick J. O’Brien.  Mr. Farrell has served as a portfolio manager since July 2015 and manages other Eaton Vance portfolios.  Prior to joining Eaton Vance Management (International) Ltd. in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager from 2008 to 2015.  Mr. O’Brien has served as a portfolio manager since November 2013, has been a Vice President of Eaton Vance and BMR since November 2013 and manages other Eaton Vance portfolios.  Prior to joining Fox Asset Management (a wholly-owned affiliate of Eaton Vance Corp.) in October 2012, Mr. O’Brien was a portfolio manager and analyst with Brown Advisory/ABIM since 2001.

July 24, 2015	19232 7.24.15

EATON VANCE GLOBAL SMALL-CAP FUND

(formerly Eaton Vance Small-Cap Value Fund)

Supplement to Statement of Additional Information dated May 1, 2015

1.

The name of Eaton Vance Small-Cap Value Fund was changed to Eaton Vance Global Small-Cap Fund.

2.

The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Aidan M. Farrell*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

* As of June 30, 2015.  Mr. Farrell became a portfolio manager effective July 6, 2015.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Aidan M. Farrell*	None	None

* As of June 30, 2015.

3.

The following is added as the second paragraph under “Information About BMR and Eaton Vance.” in “Investment Advisory and Administrative Services”:

BMR will use the portfolio management, research and other resources of Eaton Vance Management International (“EVMI”) in rendering investment advisory services to Eaton Vance Global Small-Cap Fund.  EVMI is a subsidiary of EVC and an affiliate of BMR. EVMI is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EVMI has entered into a Memorandum of Understanding (“MOU”) with BMR pursuant to which EVMI is considered a participating affiliate of the adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from EVMI may render portfolio management, research and other services to Eaton Vance Global Small-Cap Fund under the MOU and are subject to supervision by BMR.

July 24, 2015